Exhibit 10.1
AMENDMENT NO. 4
TO CREDIT SLEEVE AND REIMBURSEMENT AGREEMENT
THIS AMENDMENT NO. 4 TO CREDIT SLEEVE AND REIMBURSEMENT AGREEMENT dated as of July 24, 2008 (this “Amendment”) is entered into among Reliant Energy Power Supply, LLC (“REPS”), the Other Reliant Retail Obligors parties thereto, Merrill Lynch Commodities, Inc. (“Sleeve Provider”), and Merrill Lynch & Co., Inc. (“ML Guarantee Provider”).
PRELIMINARY STATEMENTS
A. Reference is made to that certain Amended and Restated Credit Sleeve and Reimbursement Agreement dated as of September 24, 2006, as amended and restated as of August 1, 2007, by and among REPS, the Other Reliant Retail Obligors parties thereto, the Sleeve Provider, and ML Guarantee Provider (as amended, restated, supplemented or modified through the date of this Amendment, the “CSRA”), the defined terms of which are used herein unless otherwise defined herein.
B. The parties hereto have agreed to amend the CSRA as set forth herein.
NOW, THEREFORE, the parties to this Amendment hereby agree as follows:
SECTION 1. Amendment.
(a) Section 1.01 of the CSRA is amended by inserting in their entirety or amending in their entirety, as applicable, the following defined terms:
“Additional Support Credit Rating” means a Credit Rating equal to or less than A3 (or the equivalent) by Moody’s and A- (or the equivalent) by S&P.
“Credit Rating” means at any time:
(a) with respect to any Accepted Counterparty, if Moody’s or S&P has issued a credit rating for long-term senior unsecured, and non-credit enhanced, Dollar-denominated debt of such Accepted Counterparty, such credit rating, or, if such credit rating is not available, the issuer rating of such Accepted Counterparty, issued by each of Moody’s and S&P, as applicable, as in effect at such time in respect of the Accepted Counterparty (in the event of a split rating the lower rating shall apply);
(b) with respect to any Accepted Counterparty, if (i) clause (a) above does not apply at such time, (ii) the obligations of such Accepted Counterparty are guaranteed by any Person, (iii) the Sleeve Provider has approved in its reasonable discretion the form of such guarantee and (iv) Moody’s or S&P has issued a credit rating for long-term senior unsecured, and non-credit enhanced debt of such guarantor, such credit rating issued by each of Moody’s and S&P, as applicable, as in effect at such time in respect of the guarantor (in the event of a split rating the lower rating shall apply);

Exhibit 10.1
(c) with respect to any Accepted Counterparty, if neither clause (a) nor clause (b) above shall apply at such time, the credit rating, if any, for such Accepted Counterparty designated in writing by the Sleeve Provider and in effect at such time for purposes of this Agreement (which the Sleeve Provider may designate or withhold in its reasonable discretion after consultation with, and review of any relevant credit information provided by, the Reliant Retail Obligors); or
(d) with respect to the ML Guarantee Provider, if Moody’s or S&P has issued a credit rating for long-term senior unsecured, and non-credit enhanced, Dollar-denominated debt of the ML Guarantee Provider, such credit rating, or, if such credit rating is not available, the issuer rating of the ML Guarantee Provider, issued by Moody’s or S&P, as applicable, as in effect at such time in respect of the ML Guarantee Provider.
(b) The first sentence of Section 2.06(b) is amended in its entirety to read as follows:
REPS shall have the right to declare an Unwind Start Date (i) on the last day of any month to effect the beginning of the Unwind Period at any time upon not less than 60 days prior written notice provided by REPS to the Sleeve Provider, or (ii) at any time that the ML Guarantee Provider shall have an Additional Support Credit Rating, upon written notice by REPS to the Sleeve Provider and the ML Guarantee Provider to be effective as of the Business Day next following receipt of such notice.
(c) Section 7.17 of the CSRA is amended in its entirety to read as follows:
7.17. Accepted Products. Permit the aggregate amount of Accepted Products (measured in Dollars expended) purchased by RERH Holdings and its Subsidiaries directly or indirectly from Affiliates of RERH Holdings (other than its Subsidiaries) during any Computation Period to exceed 20% (or during any period when the ML Guarantee Provider shall have an Additional Support Credit Rating, 30%) of the aggregate amount of all Accepted Products (measured in Dollars expended) purchased by RERH Holdings and its Subsidiaries during such Computation Period; provided, however, that for the purposes of this Section 7.17, (a) the aggregate amount of Accepted Products (measured in Dollars expended) purchased by REPS under the Channelview PPA Confirmation shall be excluded from the calculation and (b) as to any period when the ML Guarantee Provider shall have an Additional Support Credit Rating, the aggregate amount of Accepted Products (measured in Dollars expended) purchased by RERH Holdings and its Subsidiaries under contracts entered into during such period and causing the aggregate amount of Accepted Products (measured in Dollars expended) purchased by RERH Holdings and its Subsidiaries directly or indirectly from Affiliates of RERH Holdings (other than its Subsidiaries) during any Computation Period to exceed 20% (but not in excess of 30%) shall be excluded from the calculation, such exclusion to continue, after the end of any such period when the ML Guarantee Provider shall have an Additional Credit Support Rating, so long as no additional purchases by RERH Holdings and its Subsidiaries directly or indirectly from Affiliates of RERH Holdings (other than its Subsidiaries) have been made.

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Exhibit 10.1
(d) Exhibit B to the CSRA is amended to modify the limits for Reliant Energy Services, Inc. as set forth on Exhibit B to this Amendment.
SECTION 2. Representations and Warranties. Each of REPS and each Other Reliant Retail Obligor hereby represents and warrants to each of the other parties hereto that this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by general principles of equity, whether such enforceability is considered in a proceeding at law or in equity.
SECTION 3. Conditions Precedent. This Amendment shall become effective on the first Business Day on which REPS and the Merrill Parties have received counterpart signature pages of this Amendment, executed by each of the parties hereto and on which the Merrill Parties have received a favorable opinion in form and substance reasonably satisfactory to the Merrill Parties from Bracewell & Giuliani LLP to the effect this Amendment does not change the conclusions set forth in the nonconsolidation opinion delivered in connection with the CSRA on August 1, 2007 (the “Effective Date”).
SECTION 4. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same document. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or by electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 5. Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of New York.
SECTION 6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
[signatures follow]

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Exhibit 10.1
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

RELIANT ENERGY POWER SUPPLY, LLC
By:	/s/ Lloyd A. Whittington
Lloyd A. Whittington
Vice President and Treasurer

Exhibit 10.1

MERRILL PARTIES MERRILL LYNCH COMMODITIES, INC., as Sleeve Provider
By:	/s/ Richard H. Jefferis
	Name:	Richard H. Jefferis
	Title:	Managing Director

MERRILL LYNCH & CO., INC., as ML Guarantee Provider
By:	/s/ Marlene Debel
	Name:	Marlene Debel
	Title:	Assistant Treasurer

Exhibit 10.1

OTHER RELIANT RETAIL OBLIGORS RERH HOLDINGS, LLC
By:	/s/ Lloyd A. Whittington
Lloyd A. Whittington
Assistant Treasurer

RELIANT ENERGY RETAIL HOLDINGS, LLC
By:	/s/ Lloyd A. Whittington
Lloyd A. Whittington
Assistant Treasurer

RELIANT ENERGY RETAIL SERVICES, LLC
By:	/s/ Lloyd A. Whittington
Lloyd A. Whittington
Vice President and Treasurer

RE RETAIL RECEIVABLES, LLC
By:	/s/ Lloyd A. Whittington
Lloyd A. Whittington
Assistant Treasurer

RELIANT ENERGY SOLUTIONS EAST, LLC
By:	/s/ Lloyd A. Whittington
Lloyd A. Whittington
Vice President and Treasurer

Exhibit 10.1
EXHIBIT B
Exhibit B
to CSRA
List of Accepted Counterparties
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The content of this Exhibit B (consisting of 3 pages) has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.